Exhibit 4.2

[FACE OF INITIAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, PRIOR TO THE DATE THAT IS IN THE CASE OF RULE 144A NOTES, ONE YEAR, AND IN THE CASE OF REGULATION S NOTES, 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (1) (a) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT

PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

No. $

6½% Senior Secured Note due 2014

CUSIP No. [ ]
ISIN No. [ ]

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on September 1, 2014.

Interest Payment Dates: March 1 and September 1.

Record Dates: February 15 and August 15.

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERNATIONAL LEASE FINANCE CORPORATION

By:
		Name:	Pamela S. Hendry
		Title:	Senior Vice President and Treasurer

Dated: August 20, 2010

CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:
Authorized Signatory

[REVERSE SIDE OF INITIAL SECURITY]

6½% Senior Secured Note due 2014

1.             Interest

(a)           INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Security at the rate per annum shown above.  The Company shall pay interest semiannually on March 1 and September 1 of each year, commencing March 1, 2011.  Interest on the Securities shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 20, 2010 until the principal hereof is due.  Interest shall be computed on the basis of a 360-day year of twelve 30-day months.  The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

(b)           Registration Rights Agreement.  The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of August 20, 2010, among the Company and the Representatives on behalf of the several Initial Purchasers.

2.             Method of Payment

The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date (whether or not a Business Day).  The Holders must surrender Securities to a Paying Agent to collect principal payments.  The Company shall pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts.  Payments in respect of the Securities represented by a Global Security (including principal and interest) shall be made by the Paying Agent by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depositary.  The Company will make all payments in respect of a certificated Security (including principal and interest) at the office of each Paying Agent, except that, at the option of the Company, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Paying Agent may accept in its discretion).

3.             Paying Agent, Security Registrar and Authentication Agent

Initially, the Trustee will act as Paying Agent, Security Registrar and Authentication Agent.  The Company may appoint and change any Paying Agent or Security Registrar without notice.  The Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent or Security Registrar.

4.             Indenture and Mortgage

The Company issued the Securities under an Indenture dated as of August 11, 2010 (the “Indenture”), among the Company, the Guarantor Parties named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee, Paying Agent, Security Registrar and Authentication Agent (the “Trustee”).  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”).  Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.  The Securities are subject to all terms and provisions of the Indenture and entitled to the benefits of the Aircraft Mortgage and Security and Guaranty Agreement dated as of August 11, 2010 among the Company, the other Grantor Parties party thereto and Wells Fargo Bank Northwest, National Association, as Security Trustee (the “Mortgage”), and the Holders (as defined in the Indenture) are referred to the Indenture, the TIA and the Mortgage for a statement of such terms and provisions.

The Securities are senior secured obligations of the Company.

5.             Optional Redemption

The Company may redeem the Securities in whole or in part, at any time prior to maturity, at the option of the Company, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that Collateral held for the benefit of the Holders as security for the obligations under the Indenture, the Securities and the Guaranteed Obligations may only be released upon redemption of the Securities in accordance with the terms of the Mortgage.

6.             Sinking Fund

The Securities are not subject to any sinking fund.

7.             Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture.  Upon any registration of transfer or exchange, the Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Security Registrar need not register the transfer of or exchange of any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

8.             Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

9.             Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, the Holders entitled to the money must look to the Company for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

10.          Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to redemption, or maturity, as the case may be.

11.          Amendment, Waiver

The Indenture, the Mortgage and the Securities may be amended or supplemented as provided in the Indenture and Mortgage.

12.          Defaults and Remedies

The Events of Default relating to the Securities are defined in Section 5.01 of the Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company and the Holders shall be as set forth in the Indenture.

13.          Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.          No Recourse Against Others

No director, officer, employee, incorporator or holder of any equity interests in the Company or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Company under the Securities, the Indenture, or the Mortgage or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Securities by accepting a Security waives and releases all such liability.

15.          Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authentication agent) manually signs the certificate of authentication on the other side of this Security.

16.          Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

17.          Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

18.          CUSIP Numbers, ISINs and Common Codes

The Company has caused CUSIP numbers and ISINs to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs.  No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                     agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $                     principal amount of Securities held in (check applicable space)            book-entry or            definitive form by the undersigned.

The undersigned:

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); and

check the following, if applicable:

☐                                    is an affiliate of the Company as contemplated in Section 2.2(k) of Appendix A to the Indenture; or

☐                                    is exchanging this Security in connection with an expected transfer to an affiliate of the Company as contemplated in Section 2.2(k) of Appendix A to the Indenture.

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities; and

check the following, if applicable:

☐                                    is an affiliate of the Company as contemplated in Section 2.2(k) of Appendix A to the Indenture; or

☐                                    the transferee is an affiliate of the Company as contemplated in Section 2.2(k) of Appendix A to the Indenture.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)         ☐    to the Company or Subsidiary thereof; or

(2)         ☐    to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)         ☐    pursuant to an effective registration statement under the Securities Act of 1933; or

(4)         ☐    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)         ☐    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)         ☐    pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Security Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (4), (5), or (6) is checked, the Security Registrar may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:
Your Signature

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $500,000,000(1).  The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

(1)  We will create the number of 144A Global Notes necessary for the 144A amount and the number of Reg S Global Notes necessary for the Reg S amount, each in increments of $500 million for each note or such lesser amount needed to obtain the total aggregate amount of 144A notes and Reg S notes being issued.

[FACE OF EXCHANGE SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. $

6½% Senior Secured Note due 2014

CUSIP No. [ ]
ISIN No. [ ]

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on September 1, 2014.

Interest Payment Dates: March 1 and September 1.

Record Dates: February 15 and August 15.

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERNATIONAL LEASE FINANCE CORPORATION

By:
	Name:	Pamela S. Hendry
	Title:	Senior Vice President and Treasurer

Dated: August 20, 2010

CERTIFICATE OF
AUTHENTICATION

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:
Authorized Signatory

[REVERSE SIDE OF EXCHANGE SECURITY]

6½% Senior Secured Note due 2014

1.             Interest

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Security at the rate per annum shown above.  The Company shall pay interest semiannually on March 1 and September 1 of each year, commencing March 1, 2011.  Interest on the Securities shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from August 20, 2010 until the principal hereof is due.  Interest shall be computed on the basis of a 360-day year of twelve 30-day months.  The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.             Method of Payment

The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date (whether or not a Business Day).  The Holders must surrender Securities to a Paying Agent to collect principal payments.  The Company shall pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts.  Payments in respect of the Securities represented by a Global Security (including principal and interest) shall be made by the Paying Agent by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depositary.  The Company will make all payments in respect of a certificated Security (including principal and interest) at the office of each Paying Agent, except that, at the option of the Company, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Paying Agent may accept in its discretion).

3.             Paying Agent, Security Registrar and Authentication Agent

Initially, the Trustee will act as Paying Agent, Security Registrar and Authentication Agent.  The Company may appoint and change any Paying Agent or Security Registrar without notice.  The Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent or Security Registrar.

4.             Indenture and Mortgage

The Company issued the Securities under an Indenture dated as of August 11, 2010 (the “Indenture”), among the Company, the Guarantor Parties named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee, Paying Agent, Security Registrar and Authentication Agent (the “Trustee”).  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”).  Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.  The Securities are subject to all terms and provisions of the Indenture and entitled to the benefits of the Aircraft Mortgage and Security and Guaranty Agreement dated as of August 11, 2010 among the Company, the other Grantor Parties party thereto and Wells Fargo Bank Northwest, National Association, as Security Trustee (the “Mortgage”), and the Holders (as defined in the Indenture) are referred to the Indenture, the TIA and the Mortgage for a statement of such terms and provisions.

The Securities are senior secured obligations of the Company.

5.             Optional Redemption

The Company may redeem the Securities in whole or in part, at any time prior to maturity, at the option of the Company, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that Collateral held for the benefit of the Holders as security for the obligations under the Indenture, the Securities and the Guaranteed Obligations may only be released upon redemption of the Securities in accordance with the terms of the Mortgage.

6.             Sinking Fund

The Securities are not subject to any sinking fund.

7.             Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture.  Upon any registration of transfer or exchange, the Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture.  The Security Registrar need not register the transfer of or exchange  any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

8.             Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

9.             Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, the Holders entitled to the money must look to the Company for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

10.          Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to redemption, or maturity, as the case may be.

11.          Amendment, Waiver

The Indenture, the Mortgage and the Securities may be amended or supplemented as provided in the Indenture and Mortgage.

12.          Defaults and Remedies

The Events of Default relating to the Securities are defined in Section 5.01 of the Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company and the Holders shall be as set forth in the Indenture.

13.          Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.          No Recourse Against Others

No director, officer, employee, incorporator or holder of any equity interests in the Company or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Company under the Securities, the Indenture, or the Mortgage or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Securities by accepting a Security waives and releases all such liability.

15.          Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authentication agent) manually signs the certificate of authentication on the other side of this Security.

16.          Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

17.          Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

18.          CUSIP Numbers, ISINs and Common Codes

The Company has caused CUSIP numbers and ISINs to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs.  No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                     agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this Security.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $500,000,000(1). The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

(1)  We will create the number of 144A Global Notes necessary for the 144A amount and the number of Reg S Global Notes necessary for the Reg S amount, each in increments of $500 million for each note or such lesser amount needed to obtain the total aggregate amount of 144A notes and Reg S notes being issued.